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                           LB Series Fund, Inc.

                             Form N-SAR for
                          Period Ended 12-31-98


                            INDEX TO EXHIBITS


EXHIBIT NO.                        ITEM


    27            Financial Data Schedule (Exhibit 27)

    77.B.         Report on internal control by Independent Public
                    Accountants

    77.C.         Description of Matters Submitted to a Vote of Security
                    Holders

    77.Q.1(a)     By-laws of LB Series Fund, Inc.